UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2024

MEI Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41827	51-0407811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9920 Pacific Heights Blvd., Suite 150
San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 858 369-7100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00000002 par value	MEIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations

On November 22, 2024, MEI Pharma, Inc. (the “Company”) announced that the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) will be held on January 30, 2025. The Company’s stockholders of record as of the close of business on December 9, 2024 shall be entitled to notice of and to vote at the 2025 Annual Meeting. The Company has set a deadline, as set forth in the following paragraph, for the receipt of stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2025 Annual Meeting. Pursuant to the rules of the Securities and Exchange Commission (“SEC”), the Company is providing notice of the deadlines for such proposals by means of this Current Report on Form 8-K.

Any stockholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2025 Annual Meeting in accordance with Rule 14a-8 must be delivered to, or mailed and received at, the Company’s principal executive offices at 9920 Pacific Heights Blvd., Suite 150, San Diego, California 92121 on or before the close of business on [December 10, 2024], which is the [51st] day prior to January 30, 2025 and which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2025 Annual Meeting. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2025 Annual Meeting must also comply with all applicable SEC rules.

There is a separate submission period applicable to the submission by stockholders of notice of a director nomination or a stockholder proposal outside of the processes of Rule 14a-8. Under the Company’s Sixth Amended and Restated Bylaws, such a nomination or proposal must be received by the Secretary of the Company not later than the 90th day, nor earlier than the 120th day, prior to the first anniversary of the preceding year’s annual meeting, so long as the current year’s meeting is not greater than 30 days before or greater than 60 days after the anniversary date of the preceding year’s meeting. The Company’s 2024 Annual Meeting of Stockholders was held on December 18, 2024. The 2025 Annual Meeting is to be held fewer than 60 days following the first anniversary of such meeting. Therefore, the deadline for receipt of notice of such a nomination or proposal previously disclosed by the Company, September 18, 2024, remains applicable. Accordingly, such deadline by which notice must have been received at the Company’s executive offices to be considered timely has passed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEI PHARMA, INC.

Date:	November 25, 2024	By:	/s/ Justin J. File
Justin J. File Acting Chief Executive Officer, Chief Financial Officer and Secretary